SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) November 21, 2000


                     FORD CREDIT AUTO OWNER TRUST 2000-G
              (Ford Credit Auto Receivables Two L.P. - Originator)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  333-82895              38-3295857
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

One American Road, Dearborn, Michigan                        48126
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

ITEM 5. Other Events.

       In connection with the issuance by Ford Credit Auto Owner Trust 2000-G (the "Trust") of Asset Backed Securities pursuant to the Prospectus dated
April 11, 2000 and the Prospectus Supplement dated September 21, 2000 filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two L.P. ("FCARTLP") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                           EXHIBITS


DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 4.1       Conformed copy of the Indenture     Filed with this Report.
                  dated as of November 1, 2000
                  between the Trust and The Chase
                  Manhattan Bank (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the Amended and   Filed with this Report.
                  Restated Trust Agreement dated as
                  of November 1, 2000 among FCARTLP,
                  The Bank of New York, as owner
                  trustee, and The Bank of New York
                  (Delaware), as Delaware trustee.

Exhibit 8.1       Opinion of Skadden, Arps, Slate,    Filed with this Report.
                  Meagher & Flom LLP with respect
                  to certain federal income tax
                  matters.

Exhibit 8.2       Opinion of H. D. Smith, Secretary   Filed with this Report.
                  and Corporate Counsel of Ford
                  Motor Credit Company ("Ford Credit")
                  relating to certain Michigan tax
                  matters.

DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 23.1      Consent of Skadden, Arps, Slate,    Filed with this Report.
                  Meagher & Flom LLP (included as
                  part of Exhibit 8.1).

Exhibit 23.2      Consent of H.D. Smith, Secretary    Filed with this Report.
                  and Corporate Counsel of Ford
                  Credit (included as part of
                  Exhibit 8.2).

Exhibit 99.1      Conformed copy of the Sale and      Filed with this Report.
                  Servicing Agreement dated as of
                  November 1, 2000 among FCARTLP,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the               Filed with this Report.
                  Administration Agreement dated
                  as of November 1, 2000 among Ford
                  Credit, as administrator, the
                  Indenture Trustee and the Trust.

Exhibit 99.3      Conformed copy of the Purchase      Filed with this Report.
                  Agreement dated as of November 1,
                  2000 between Ford Credit and
                  FCARTLP.

Exhibit 99.4      Appendix A - Defined Terms          Filed with this Report.



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                        Ford Credit Auto Receivables Two L.P.
                                                     (Registrant)

                                        By:  Ford Credit Auto Receivables
                                             Two, Inc., General Partner


Date:  December 6, 2000                         By:/s/ S. P. Thomas
                                                 -------------------
                                                 Assistant Secretary

                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION
-----------              -----------
Exhibit 4.1       Conformed copy of the Indenture
                  dated as of November 1, 2000 between
                  the Trust and the Indenture Trustee.

Exhibit 4.2       Conformed copy of the Amended and
                  Restated Trust Agreement dated as
                  of November 1, 2000 among FCARTLP,
                  The Bank of New York, as owner
                  trustee, and The Bank of New York
                  (Delaware), as Delaware trustee.

Exhibit 8.1       Opinion of Skadden, Arps, Slate,
                  Meagher & Flom LLP with respect
                  to certain federal income tax
                  matters.

Exhibit 8.2       Opinion of H. D. Smith, Secretary
                  and Corporate Counsel of Ford
                  Credit relating to certain Michigan tax
                  matters.

DESIGNATION              DESCRIPTION
-----------              -----------
Exhibit 23.1      Consent of Skadden, Arps, Slate,
                  Meagher & Flom LLP (included as
                  part of Exhibit 8.1).

Exhibit 23.2      Consent of H.D. Smith, Secretary
                  and Corporate Counsel of Ford
                  Credit (included as part of
                  Exhibit 8.2).

Exhibit 99.1      Conformed copy of the Sale and
                  Servicing Agreement dated as of
                  November 1, 2000 among FCARTLP,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the
                  Administration Agreement dated
                  as of November 1, 2000 among Ford
                  Credit, as administrator, the
                  Indenture Trustee and the Trust.

Exhibit 99.3      Conformed copy of the Purchase
                  Agreement dated as of November 1,
                  2000 between Ford Credit and
                  FCARTLP.

Exhibit 99.4      Appendix A - Defined Terms